UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2023, Nxu, Inc., a Delaware corporation (the “Company”), consummated a public offering (the “Offering”) of an aggregate of 16,666,667 units (the “Units”) at an effective public offering price of $0.30 per Unit, resulting in aggregate gross proceeds of approximately $5 million. Each unit consists of (i) one share of Class A common stock, $0.0001 par value per share (“Class A common stock”), of the Company and (ii) one warrant to purchase two shares of Class A common stock (the “Warrants”), each such Warrant being exercisable from time to time for two shares of Class A common stock at an exercise price of $0.30. We also offered to each investor in Units that would otherwise result in the investor’s beneficial ownership exceeding 4.99% of our outstanding Class A common stock immediately following the consummation of the Offering the opportunity to invest in Units consisting of one pre-funded warrant to purchase one share of Class A common stock (“Pre-Funded Warrant”) (in lieu of one share of Class A common stock) and one Warrant. The Warrants are immediately exercisable and will expire three (3) years after the date of issuance. The Pre-Funded Warrants are immediately exercisable (subject to the beneficial ownership cap) and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full. The shares of Class A common stock (or pre-funded warrants in lieu thereof) and Warrants included in each Unit were issued separately and were immediately separable upon issuance.

In connection with the Offering, on August 8, 2023, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors named therein (the “Purchasers”), and a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners and Maxim Group LLC (the “Placement Agents”), pursuant to which the Company agreed to issue and sell the Units and the Placement Agents agreed to act as placement agents on a “best efforts” basis in connection with the Offering. The Company paid the Placement Agents an aggregate fee equal to 8.0% of the gross proceeds raised in the Offering. The Company reimbursed the Placement Agents for their accountable offering-related legal expenses in an amount of $75,000, paid the Placement Agents a non-accountable expense allowance of $10,000 and paid Maxim Group LLC a one-time advisory fee of $50,000.

The Purchase Agreement and Placement Agency Agreement contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Purchasers or the Placement Agent, as the case may be, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Placement Agency Agreement, the executive officers and directors of the Company have entered into agreements providing that each such person may not, without the prior written consent of the Placement Agent, subject to certain exceptions, offer, issue, sell, transfer or otherwise dispose of the Company’s securities for a period of thirty (30) days following the closing date of the Offering.

A registration statement on Form S-1 (the “Registration Statement”) relating to the Offering (File No. 333-272793) was initially filed with U.S. Securities and Exchange Commission (the “SEC”) on June 21, 2023 and was declared effective by the SEC on August 8, 2023. The Offering was made by means of a prospectus forming a part of the effective Registration Statement.

The Company intends to use the net proceeds of the Offering primarily for general corporate purposes, which may include, but is not limited to, investment in raw materials and operating expenses. In addition, the Company may be required to use up to 40% of the gross proceeds from the Offering to prepay its outstanding convertible notes at the option of the holders of such notes.

The foregoing does not purport to be a complete description of each of the Purchase Agreement, Placement Agency Agreement, the Warrant, the Pre-Funded Warrant, and the Purchase Agreement is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 4.1, 4.2, and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the use of proceeds of the Offering is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Class A common stock on the Nasdaq Capital Market, other risks impacting the Company’s business, such as, current macroeconomic uncertainties associated with the COVID-19 pandemic; global economic conditions and political and economic developments, economic and competitive conditions, the availability of capital resources, capital expenditures and other contractual obligations, inflation rates, the availability of goods and services, legislative, regulatory or policy changes, cyber-attacks and the securities or capital markets and related risks such as general credit, liquidity, market and interest-rate risks, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 8.01. Other Events

The Company issued a press release announcing the pricing of the Offering on August 9, 2023. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Form of Placement Agency Agreement by and between the Company and the Placement Agents (incorporated by reference to Exhibit 1.1 of the Registration Statement on Form S-1 filed with the SEC on August 4, 2023)
4.1	Form of Warrant
4.2	Form of Pre-Funded Warrant
10.1	Form of Securities Purchase Agreement
99.1	Press Release dated August 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nxu, Inc.

Date: August 11, 2023	By:	/s/ Mark Hanchett
Mark Hanchett Chief Executive Officer